Equity	12 Months Ended
Dec. 31, 2017
Disclosure Of Share Capital, Reserves And Other Equity Interest [Abstract]
Equity
Equity
Number of shares issued

(in shares)	December 31, 2017	December 31, 2016	December 31, 2015
On issue at 1 January	159,208,949	159,208,949	131,050,666
Conversion perpetual convertible preferred equity	—	—	9,459,283
Capital increases	—	—	18,699,000
On issue at 31 December - fully paid	159,208,949	159,208,949	159,208,949

On January 20, 2015 the Group announced the commencement of its underwritten initial public offering (IPO) in the United States of 13,550,000 ordinary shares. On January 19, 2015 the closing price of the Company's ordinary shares on Euronext Brussels was USD 12.94 per share (based upon the Bloomberg Composite Rate of EUR 0.8604 per USD 1.00 in effect on that date). The Company received approval to list its ordinary shares on the New York Stock Exchange (the "NYSE") under the symbol "EURN". On January 28, 2015 the Group announced the closing of its IPO of 18,699,000 common shares at a public offering price of USD 12.25 per share for gross proceeds of USD 229,062,750. This included the exercise in full by the underwriters of their overallotment option. The transaction costs related to this public offering for a total amount of USD 19.4 million were recognized directly in retained earnings.
At December 31, 2017 and December 31, 2016 the share capital is represented by 159,208,949 shares. The shares have no par value.
At December 31, 2017, the authorized share capital not issued amounts to USD 150,000,000 (2016 and 2015: USD 150,000,000) or the equivalent of 138,005,652 shares (2016 and 2015: 138,005,652 shares).
The holders of ordinary shares are entitled to receive dividends when declared and are entitled to one vote per share at the shareholders' meetings of the Group.
Conversion of perpetual convertible preferred equity
Following its IPO, the Group exercised its right to request the conversion of the remaining 30 outstanding perpetual convertible preferred equity securities ('PCPs') and issued such notice on January 30, 2015. The aggregate principal amount of USD 75,000,000 was converted to Euronav's share capital through a contribution in kind on February 6, 2015 against the issuance of 9,459,283 shares. These shares are listed on both Euronext Brussels and the NYSE.
Translation reserve
The translation reserve comprises all foreign exchange differences arising from the translation of the financial statements of foreign operations.
Treasury shares
As of December 31, 2017 Euronav owned 1,042,415 of its own shares, compared to 1,042,415 of shares owned on December 31, 2016. In the twelve months period ended December 31, 2017, Euronav did not buy back or dispose of any own shares.
Dividends
On May 11, 2017, the Annual Shareholders' meeting approved a full year dividend of USD 0.77 per share. Taking into account the interim dividend approved in August 2016 in the amount of USD 0.55 per share, the dividend paid after the AGM was USD 0.22 per share. The dividend to holders of Euronav shares trading on Euronext Brussels was paid in EUR at the USD/EUR exchange rate of the record date. During its meeting of August 9, 2017, the Board of Directors of Euronav approved an interim dividend for the first semester 2017 of USD 0.06 per share. The interim dividend of USD 0.06 per share was payable as from October 5, 2017. The interim dividend to holders of Euronext shares was paid in EUR at the USD/EUR exchange rate of the record date.
On March 20, 2018, the Board of Directors decided to propose to the Annual Shareholders' meeting to be held on May 9, 2018, to approve a full year dividend of USD 0.12 per share. Taking into account the interim dividend approved in August in the amount of USD 0.06 per share, the expected dividend payable after the AGM should be USD 0.06 per share.
The total amount of dividends paid in 2017 was USD 44.1 million.
Share-based payment arrangements
On December 16, 2013, the Group established a share option program that entitles key management personnel to purchase existing shares in the Company. Under the program, holders of vested options are entitled to purchase shares at the market price of the shares at the grant date. Currently this program is limited to key management personnel. In March 2016, the holders exercised 166,667 options and a corresponding number of treasury shares were sold. The key terms and conditions did not change after December 31, 2013. The compensation expense related to this share option program was recognized in prior periods and therefore, this program did not have any impact on the consolidated statement of profit or loss for 2017.
Long term incentive plan 2015
The Group's Board of Directors implemented in 2015 a long term incentive plan ('LTIP') for key management personnel. Under the terms of this LTIP, the beneficiaries will obtain 40% of their respective LTIP in the form of Euronav stock options, with vesting over three years and 60% in the form of restricted stock units ('RSU's'), with cliff vesting on the third anniversary. In total 236,590 options and 65,433 RSU's were granted on February 12, 2015. Vested stock options may be exercised until 13 years after the grant date. The stock options have an exercise price of EUR 10.0475 and are equity-settled. All of the stock options and RSUs granted on February 12, 2015 remained outstanding as of December 31, 2017. The fair value of the stock options was measured using the Black Scholes formula. The fair value of the RSUs was measured with reference to the Euronav share price at the grant date. The total employee benefit expense recognized in the consolidated statement of profit or loss during 2017 with respect to the LTIP 2015 was USD 0.3 million.
Long term incentive plan 2016
The Group's Board of Directors implemented in 2016 an additional long term incentive plan for key management personnel. Under the terms of this LTIP, key management personnel is eligible to receive phantom stock unit grants. Each phantom stock unit grants the holder a conditional right to receive an amount of cash equal to the fair market value of one share of the company on the settlement date. The phantom stock units will mature one-third each year on the second, third and fourth anniversary of the award. In total a number of 54,616 phantom stocks were granted on February 2, 2016 and all remain outstanding as of December 31, 2017. The LTIP 2016 qualifies as a cash-settled share-based payment transaction. The Company recognizes a liability in respect of its obligations under the LTIP 2016, measured based on the Company's share price at the reporting date, and taking into account the extent to which the services have been rendered to date. The compensation expense recognized in the consolidated statement of profit or loss during 2017 was USD 0.4 million.
Long term incentive plan 2017
The Group's Board of Directors implemented in 2017 an additional long term incentive plan for key management personnel. Under the terms of this LTIP, key management personnel are eligible to receive phantom stock unit grants. Each phantom stock unit grants the holder a conditional right to receive an amount of cash equal to the fair market value of one share of the company on the settlement date. The phantom stock units will mature one-third each year on the second, third and fourth anniversary of the award. In total a number of 66,449 phantom stock units were granted on February 9, 2017 and all remain outstanding as of December 31, 2017. The LTIP 2017 qualifies as a cash-settled share-based payment transaction. The Company recognizes a liability in respect of its obligations under the LTIP 2017, measured based on the Company’s share price at the reporting date, and taking into account the extent to which the services have been rendered to date. The compensation expense recognized in the consolidated statement of profit or loss during 2017 was USD 0.3 million.